Exhibit 10.1

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (this "Agreement") is made and entered into effective as of August 10, 2017, by and among Pareteum Corporation, Inc. located at 100 Park Ave., Suite 1600, New York, NY 10017 ("Pareteum") and Iron Dome Ventures, LLC of 19103 Centre Rose Blvd., Lutz, FL 33558 (“IDV”), and Steve Gersten, an individual resident of the State of Florida having the same address as IDV above (“Gersten”). Each of Pareteum, IDV and Gersten are sometimes referred to as a "Party" and collectively as the "Parties."

RECITALS

A.           The Parties are involved in a dispute regarding consulting work done by IDV and its principal Gersten on behalf of Pareteum pursuant to an Agreement dated March 22, 2017, whether or not amended verbally or otherwise, (the “IDV Agreement”) (the foregoing being collective referred to as the "Dispute").

B.           The Parties desire to forever and completely resolve the claims between them, protect the confidentiality of the Dispute and this Agreement, and accordingly are entering into this Agreement.

C.           The Parties hereto believe it is in each of their best interests to enter into this Agreement.

NOW, THEREFORE, FOR AND IN CONSIDERATION of the promises, covenants, payments and conditions contained in this Agreement, and other good and valuable consideration, the receipt, adequacy and sufficiency of which consideration is hereby acknowledged, the Parties hereby agree, covenant and represent as follows:

1.            Termination; Settlement Payment and Warrants.

(a)          For the avoidance of doubt the Parties acknowledge and agree that the IDV Agreement is terminated and of no further force or effect. In addition to the foregoing, and without limitation thereof, any and all prior agreements, whether oral or written between Pareteum (including, without limitation, any current and/or former officers, directors, employees and/or agents) and Gersten are hereby terminated and of no further force or effect.

(b)          Pareteum will pay to IDV the total sum of Forty Thousand and No/100 Dollars ($40,000.00), by wire to the bank account nominated by IDV, in accordance with the wire instructions provided in Schedule A hereto, which amounts will be paid in five (5) equal installments of $8,000.00 each, commencing on or about August 10, 2017, and continuing thereafter on the first of each calendar month until paid in full; provided, however, that if the due date for any payment falls on a Saturday, Sunday, or national holiday, the payment shall be due the next regular business day thereafter (as applicable). IDV shall be solely responsible for reporting any and all taxes associated with the foregoing payments. Should the Company fail to make any of the above-referenced fees or payments when due, and such payment(s) remain unpaid following five (5) business days following written notice of non-payment by Consultant to the Company, (i) all then-unpaid amounts above shall accelerate and immediately become due and payable; and (ii) Consultant shall be entitled to recover his reasonable attorney’s fees and litigation costs to enforce the Company’s payment obligations, as provided above.

(c)          Pareteum shall cause to be issued to Consultant a warrant substantially in the form attached hereto as Exhibit A, for the purchase of 30,000 shares of the Company’s common stock at the exercise price of $2.50 per share with a three (3) year period to exercise from the date of issue (the “Warrant”), to replace the earlier 10,000 share warrant under the IDV Agreement.

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2.            Release of Pareteum Parties. Except for its express contractual rights and benefits created in this Agreement, IDV and its subsidiaries, individually and on behalf of each of its predecessors-in-interest, successors-in-interest, heirs, assigns, affiliates, partners, agents and legal representatives, together with Gersten, his heirs, assigns, affiliates, partners, agents and legal representatives (collectively, the "IDV Parties"), effective immediately upon the execution of this Agreement and receipt of the settlement payment described in Paragraph 1 herein, hereby fully releases, acquits, remises and forever discharges Pareteum and each of its legal representatives, successors, agents, assigns, officers, directors, stockholders, attorneys, insurance carriers, employees, affiliates, affiliated entities, subsidiaries and partners, whether current or former (collectively, the "Pareteum Parties"), from and against any and all claims, demands, suits, debts, dues, contracts, accounts, agreements, promises, damages, losses, expenses, interest, attorney's fees and causes of action of whatever kind or nature, including all unknown, unforeseen, unanticipated and unsuspected claims or causes of action and the consequences thereof, as well as those now disclosed and known to exist, whether asserted or not asserted, from the beginning of time through and including the date of this Agreement.

3.            Release of IDV Parties. Except for its express contractual rights and benefits created in this Agreement, Pareteum and its subsidiaries, individually and collectively on behalf of all the Pareteum Parties, effective immediately upon the execution of this Agreement and receipt of the settlement payment described in Paragraph 1, hereby releases and forever discharges each of the IDV Parties from any and all claims, demands, suits, debts, dues, contracts, accounts, agreements, promises, damages, losses, expenses, interest, attorney's fees and causes of action of whatever kind or nature, including all unknown, unforeseen, unanticipated and unsuspected claims or causes of action and the consequences thereof, as well as those now disclosed and known to exist, whether asserted or not asserted.

4.            No Admission of Liability or Fault. It is expressly understood and agreed by the Parties that the terms of this Agreement are contractual and not merely recitals, and that the agreements contained herein and the consideration transferred is not to be construed as an admission of liability or fault, with regard to the Dispute or otherwise, but such consideration is a compromise, settlement, accord and satisfaction, and discharge of all loss, damages, claims, actions, causes of action, suits and liability, together with potential claims and/or causes of action, which are each and all uncertain, doubtful and disputed.

5.            Confidentiality; Non-Disparagement. The Parties agree that the terms of this Agreement are to be held in the strictest confidence. No Party shall, in any form or fashion, disclose the existence or terms of this Agreement, with the exception that Pareteum may disclose the existence or terms of this Agreement to its independent certifying accountant or in its regulatory filings with the Securities and Exchange Commission. IDV and Gersten each agree that neither shall engage in any conduct, make any statements (whether oral, written or in any other form of electronic media) or take any action, written or oral, that will, disparage or otherwise reflect negatively or harm the business interests or reputation of Pareteum. Pareteum agrees that it will not engage in any conduct, make any statements or take any action, written or oral, that will reflect negatively on or harm the business interests or reputation of IDV. Notwithstanding the foregoing, in the event a Party breaches its obligations under this Paragraph 5, this Agreement may be used as evidence in any subsequent proceeding or other action taken or pursued by a Party seeking relief for any such breach of this Agreement.

6.            Full Release; Owner of Released Claims; No Release of Breach. It is understood and agreed that this is a full and final release made to fully and finally compromise any and all claims of every nature and kind whatsoever which have been or could have been brought by any of the Parties to this Agreement with respect to the other Parties to this Agreement. The Parties hereto covenant, warrant and represent that they are the owners of all the claims, interests and/or causes of action that are the subject matter of this Agreement, all of which are released herein, and that they have not assigned, transferred, sold or encumbered any claims, interests and/or causes of action to be released by this Agreement to any third party. This Agreement shall not limit the Parties from filing an action for the purpose of enforcing its rights under this Agreement. The Parties specifically reserve and do not release any claims arising from the performance, enforcement or breach of this Agreement.

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7.            Representations and Warranties. Each of the persons whose signature appears on the signature pages to this Agreement hereby warrant and represent that he has the authority to enter into and execute this Agreement to be fully binding on behalf of the Party for whom that signatory acts. Each Party further represents, warrants and agrees as follows:

(a)          such Party has received independent legal advice from his or its respective attorneys with respect to his or its rights and asserted rights arising out of the matters in controversy and with respect to the advisability of executing this Agreement;

(b)          such Party has made such investigation of all matters pertaining to this Agreement as he or it deems necessary, and except as provided herein does not rely on any other statement, promise or representation by any other Party hereto with respect to such matter;

(c)          such Party has read and fully understand this Agreement and he or it is voluntarily entering into this Agreement of his or its own free will; and

(d)          such Party has full power and authority to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement and any related documents have been duly and validly authorized by all necessary actions.

8.           Attorney's Fees. In any action arising out of the interpretation of this Agreement or the enforcement of the obligations contained herein, or with respect to this Agreement and the claims settled hereby, each Party shall be responsible for its own attorney's fees and costs.

9.            Integration. The Parties acknowledge that this Agreement sets forth the entire agreement and understanding between the Parties with respect to the subject matter hereof and merges and supersedes all prior discussions, representations, agreements, contracts, memoranda and understandings with respect to the subject matter. The Parties acknowledge that any and all agreements between them are hereby cancelled and the Parties shall have no further obligations to the other. There are no other agreements, written or oral, expressed or implied, between the Parties, nor any promise or inducement, except as set forth in this Agreement.

10.         Severability. If any court of competent jurisdiction concludes that any part, term or provision of this Agreement is illegal, unenforceable or in conflict with any state, federal or any other applicable law, it is the Parties' intentions that balance of the Agreement be valid, enforceable and shall be affected thereby.

11.         Document Preparation. This Agreement shall not be construed against the Party preparing it, and shall be construed as if all Parties jointly prepared this Agreement, and this Agreement shall be deemed the Parties' joint work product. Any uncertainty or ambiguity shall not be interpreted or construed against any one Party. As a result of the foregoing, any rule of construction that a document is to be construed against the drafter shall not apply.

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12.         Notices. Any and all notices required under this Agreement shall be deemed delivered on the date of delivery (as evidenced by written receipt) by nationally recognized courier to each of the Parties as noted below:

i.             If to IDV:

19103 Centre Rose Blvd.

Lutz, FL 33558

ii.           If to Gersten:

At the same address as for IDV above.

iii.          If to Pareteum:

Pareteum Corporation

Ted O'Donnell, CFO

100 Park Avenue, Suite 1600

New York, NY 10017

13.         Governing Law. This Agreement shall be construed, enforced and administered in accordance with the laws of the State of New York and each party hereby irrevocably submits to the exclusive personal and subject matter jurisdiction of the State and Federal Courts situated in the Borough of Manhattan, New York, New York for the resolution of any and all disputes arising pursuant to this agreement without regard to any principles of conflicts of laws.

14.         Counterparts and Facsimile or Electronic Signatures. This Agreement may be executed in counterparts, each of which shall be deemed equally authentic. This Agreement will be deemed effective when one or more counterparts have been signed by all Parties. Facsimile or electronic copies of signatures shall be deemed originals and shall be given the same force and effect.

15.         Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties, and their respective successors, heirs, personal representatives and assigns, including without limitation the IDV Parties (as to IDV and Gersten) and the Pareteum Parties (as to Pareteum).

16.         Further Assurances. Each of the Parties agrees to take all actions and execute and deliver all documents as may be reasonably necessary to effectuate the purposes of this Agreement.

17.         Representation of Nonassignment. The Parties represent they have not assigned their interests, either in whole or in part, of any of the rights they are relinquishing or waiving under this Agreement. No Party shall be permitted to assign this Agreement.

18.         Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified, or supplemented only by a written agreement signed by the Parties.

19.         Titles and Captions. All Paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

20.         Full Understanding. Each Party read, or has had read to it, the contents hereof. Further, all the terms and provisions hereof are contractual and not a mere recital.

[Signature page to follow]

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IN WITNESS WHEREOF and by their signatures below, each of the Parties agree to be bound by the terms and conditions of this Agreement:

Pareteum Corporation:

/s/ Alexander Korff
Name: Alexander Korff
Title: General Counsel

Date:	August 10,2017

Iron Dome Ventures, LLC:

Name:	SteveN Gersten
Title:	PRESIDENT

Date:	August 28, 2017

Steve Gersten, Individually:

/s/ Steve Gersten
Steve Gersten, Individually

Date:	8/4/17

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SCHEDULE A

Wire Instructions:

[INSERT IDV WIRE INSTRUCTIONS]

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EXHIBIT “A”

(FORM OF WARRANT)

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

PARETEUM CORPORATION

WARRANT TO PURCHASE COMMON STOCK

Warrant No. [XXX]	Original Issue Date: _______, 2017

Pareteum Corp., a Delaware corporation (the “Company”), hereby certifies that, for value received, [NAME] or his permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of [NUMBER] shares of common stock, $0.00001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to [$PRICE] per share (post-split, as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”), at any time and from time to time on or after the date that is six months from the date hereof (the “Trigger Date”) and through and including 5:30 P.M., New York City time, on August __, 2018 (the “Expiration Date”)

This Warrant (this “Warrant”) is subject to the following terms and conditions:

1.            [Intentionally Omitted.]

2.            Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.            Registration of Transfers. Subject to compliance with all applicable securities laws, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached as Schedule 2 hereto duly completed and signed, to the Company’s transfer agent or to the Company at its address specified in the Convertible Note and (x) delivery, at the request of the Company, of an opinion of counsel reasonably satisfactory to the Company to the effect that the transfer of such portion of this Warrant may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws and (y) delivery by the transferee of a written statement to the Company certifying that the transferee is an “accredited investor” as defined in Rule 501(a) under the Securities Act and making such representations and warranties set forth in Section 6 of the Convertible Note, to the Company at its address specified in the Convertible Note. Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall prepare, issue and deliver at its own expense any New Warrant under this Section 3.

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4.            Exercise and Duration of Warrant.

(a)          All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by Section 10 of this Warrant at any time and from time to time on or after the Trigger Date and through and including 5:30 P.M. New York City time, on the Expiration Date. At 5:30 P.M., New York City time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value and this Warrant shall be terminated and no longer outstanding.

(b)          The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised, and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The delivery by (or on behalf of) the Holder of the Exercise Notice and the applicable Exercise Price as provided above shall constitute the Holder’s certification to the Company that its representations and warranties set forth in Section 6 of the Convertible Note are true and correct as of the Exercise Date as if remade in their entirety (or, in the case of any transferee Holder that is not a party to the Convertible Notes, such transferee Holder’s certification to the Company that such representations are true and correct as to such assignee Holder as of the Exercise Date). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c)          Mandatory Conversion. The Holder shall be obligated to exercise the warrant once the share price of the Company’s Common Stock trades on the Principal Market at $_____ for five (5) consecutive Trading Days. The Holder shall have one (1) month from the fifth (5th) Trading Day to effect such conversion.

For purposes of this Warrant, “Principal Market” means the NYSE MKT, LLC.

For purposes of this Warrant, “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is schedule to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (of if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending 4:00 p.m., New York Time).

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5.            Delivery of Warrant Shares. Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder, (i) a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends, or (ii) an electronic delivery of the Warrant Shares to the Holder’s account at the Depository Trust Company (“DTC”) or a similar organization, unless in the case of clause (i) and (ii) a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act, in which case such Holder shall receive a certificate for the Warrant Shares issuable upon such exercise with appropriate restrictive legends. The Holder, or any Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date. If the Warrant Shares are to be issued free of all restrictive legends, the Company shall, upon the written request of the Holder, use its reasonable best efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through The Depository Trust Company or another established clearing corporation performing similar functions, if available; provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through such a clearing corporation.

For purposes of this Warrant, “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

6.            Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or the Warrant in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.            Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (in such case) and, in each case, a customary and reasonable indemnity and surety bond, if requested by the Company. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.            Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are initially issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be reasonably necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

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9.            Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)          Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)          Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock for no consideration (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph) or (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then, upon any exercise of this Warrant that occurs after the record date fixed for determination of stockholders entitled to receive such distribution, the Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such exercise (if applicable), the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date without regard to any limitation on exercise contained therein.

(c)          Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

10.          Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds.

11.          No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would, otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value (based on the Closing Sale Price) for any such fractional shares.

12.           Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Convertible Note prior to 5:30 P.M., New York City time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Convertible Note on a day that is not a Trading Day or later than 5:30 P.M., New York City time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given, if by hand delivery. The address and facsimile number of a party for such notices or communications shall be as set forth in the Convertible Note unless changed by such party by two (2) Trading Days’ prior notice to the other party in accordance with this Section 12.

13.          Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

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14.	Miscellaneous.

(a)          No Rights as a Stockholder. The Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

(b)          Successors and Assigns. Subject to compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company without the written consent of the Holder. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(c)          Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder of this Warrant.

(d)          Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

(e)          Governing Law; Jurisdiction. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THE CONVERTIBLE NOTE AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

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(d)          Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)          Severability. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

PARETEUM CORPORATION

By:

Name:

Title:

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SCHEDULE 1 (to Form of Warrant)

FORM OF EXERCISE NOTICE

(To be executed by the Holder to purchase shares of Common Stock under the foregoing Warrant)

Ladies and Gentlemen:

(1)           The undersigned is the Holder of Warrant No.           (the “Warrant”) issued by Pareteum Corp., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2)           The undersigned hereby exercises its right to purchase                               Warrant Shares pursuant to the Warrant.

(3)           The Holder shall pay the sum of $                             in immediately available funds to the Company in accordance with the terms of the Warrant.

(4)           Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.

Dated:                                        ,

Name of Holder:

By:

Name:

Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

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SCHEDULE 2 (to Form of Warrant)

Pareteum Corp.

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________ (the “Transferee”) the right represented by the within Warrant to purchase                                  shares of Common Stock of Pareteum Corp. (the “Company”) to which the within Warrant relates and appoints                                                                   attorney to transfer said right on the books of the Company with full power of substitution in the premises. In connection therewith, the undersigned represents, warrants, covenants and agrees to and with the Company that:

(a)	the offer and sale of the Warrant contemplated hereby is being made in compliance with Section 4(1) of the United States Securities Act of 1933, as amended (the “Securities Act”) or another valid exemption from the registration requirements of Section 5 of the Securities Act and in compliance with all applicable securities laws of the states of the United States;

(b)	the undersigned has not offered to sell the Warrant by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(c)	the undersigned has read the Transferee’s investment letter included herewith, and to its actual knowledge, the statements made therein are true and correct; and

(d)	the undersigned understands that the Company may condition the transfer of the Warrant contemplated hereby upon the delivery to the Company by the undersigned or the Transferee, as the case may be, of a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable securities laws of the states of the United States.

Dated: ,
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)
Address of Transferee

In the presence of:

________________________________

Settlement Agreement

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